MARKETOCRACY FUNDS

THE MASTERS 100SM FUND

Supplement dated November 18, 2014 to the

Statement of Additional Information dated October 28, 2014

Effective immediately, the following information replaces the Compensation paragraph on page B-22 of the Statement of Additional Information:

Compensation

For their service as Trustees, the independent Trustees receive a fee of $1,250 per quarter from the Adviser, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The Trustees’ fees are not paid by the Trust or the Fund but rather are paid by MCM as the Fund’s administrator.  The interested Trustees of the Trust receive no compensation for their service as Trustees. The table below details the amount of compensation the Trustees were entitled to receive from MCM for the fiscal year ended June 30, 2014.  Note that these amounts were accrued only and were not paid during the fiscal year ended June 30, 2014.  None of the executive officers receives compensation from the Trust. The aggregate compensation is provided for the Trust, which currently is comprised of one Fund.

Please retain this Supplement with the Statement of Additional Information.

The date of this Supplement is November 18, 2014.